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                                                                    EXHIBIT 23.2

[KPMG LOGO]


The Board of Directors
Citizens, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our Firm under the heading "Experts" in the Form S-4.

                                           /s/ KPMG Peat Marwick LLP
                                           KPMG Peat Marwick LLP

Dallas, Texas

January 25, 1996